Exhibit 99.1

News Release

13320 Ballantyne Corporate Place Suite D

Charlotte, NC 28277

Immediate Release

Columbus McKinnon Receives Clearance from the DOJ

for Pending Acquisition of Kito Crosby

CHARLOTTE, NC, February 2, 2026 - Columbus McKinnon Corporation (Nasdaq: CMCO) (“Columbus McKinnon” or the “Company”), a leading designer, manufacturer and marketer of intelligent motion solutions for material handling, today announced it has received clearance from the Antitrust Division of the U.S. Department of Justice (the “DOJ”) for its previously announced acquisition (the “Acquisition”) of Kito Crosby Limited (“Kito Crosby”).

In connection with the DOJ’s review of the Acquisition, Columbus McKinnon entered into a consent decree with the DOJ, pursuant to which the Company has agreed to divest its U.S. power chain hoist and chain operations (the “Divestiture”), as previously announced. The Company has now obtained all regulatory approvals relating to the Acquisition, and the Acquisition is expected to close in February 2026, subject to customary closing conditions.

Upon closing, the Acquisition will scale the business of the combined Company, enhance our ability to serve customers worldwide, deliver improved Adjusted EBITDA margin and increase shareholder value as we deliver $70 million of expected net annual run rate cost synergies.

“Today is an important day for Columbus McKinnon. We are excited to share the news that we passed our final regulatory requirement and now have clearance to bring two industry-leading teams together, with greater scale and combined capabilities that we believe will deliver an even more compelling value proposition for our customers and top-tier industrial financial performance for our investors,” said David Wilson, President and Chief Executive Officer of Columbus McKinnon. “I want to thank our collective team members worldwide for their perseverance and unwavering focus on delivering for our customers and investors throughout what was an extended regulatory review process. We are excited to welcome the Kito Crosby team to Columbus McKinnon and begin the process of delivering on our integration, synergy realization and deleveraging plans.”

About Columbus McKinnon

Columbus McKinnon is a leading worldwide designer, manufacturer and marketer of intelligent motion solutions that move the world forward and improve lives by efficiently and ergonomically moving, lifting, positioning, and securing materials. Key products include hoists, crane components, precision conveyor systems, rigging tools, light rail workstations, and digital power and motion control systems. The Company is focused on commercial and industrial applications that require the safety and quality provided by its superior design and engineering know-how. Comprehensive information on Columbus McKinnon is available at www.cmco.com.

About Kito Crosby

Kito Crosby is a global leader of the lifting and securement industry it pioneered, and for which it continues to set the quality standard. With global engineering, manufacturing, distribution, and operations, the company provides a broad range of products and solutions for the most demanding applications. Kito Crosby’s people, products, solutions, and service have innovated the lifting and securement industry for more than 250 years. Together we lift and secure the world today, for a safer, stronger, and more productive tomorrow. Our iconic brands include Kito, Crosby, Harrington, Gunnebo Industries, and Peerless.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “illustrative,” “intend,” “likely,” “may,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “shall,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. Forward-looking statements are not based on historical facts, but instead represent our current expectations and assumptions regarding the Acquisition, the Divestiture, the timing for closing of the Divestiture and the Acquisition, our business, the business of Kito Crosby and our combined businesses, our future and pro forma expected financial results and financial guidance, the amount of annual net run rate cost synergies that we are able to achieve in connection with the Acquisition, our ability to repay outstanding indebtedness in future periods, the economy and other future conditions, and involve known and unknown risks, uncertainties and other factors that could cause the actual results, performance or achievements of Columbus McKinnon and Kito Crosby, including the Company following the closing of the Acquisition, to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among others, (1) the risk that the cost synergies and any revenue synergies from the Acquisition may not be fully realized or may take longer than anticipated to be realized, (2) disruption to the parties’ businesses as a result of the pendency of the transactions (3) the risk that the integration of Kito Crosby’s business and operations into Columbus McKinnon will be materially delayed or will be more costly or difficult than expected, or that Columbus McKinnon is otherwise unable to successfully integrate Kito Crosby’s businesses into its own, including as a result of unexpected factors or events, (4) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the Acquisition or the Divestiture, (5) the failure of the closing conditions in the purchase agreement relating to each of the Acquisition and the Divestiture to be satisfied, or any unexpected delay in closing the Acquisition or the Divestiture or the occurrence of any event, change or other circumstances that could give rise to the termination of the purchase agreement relating to each of the Acquisition and the Divestiture, (6) the dilution caused by the issuance of perpetual convertible preferred equity to CD&R, (7) the possibility that the Acquisition or the Divestiture may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (8) risks related to management and oversight of the expanded business and operations of Columbus McKinnon following the Acquisition due to the increased size and complexity of its business, (9) the outcome of any legal or regulatory proceedings that may be currently pending or later instituted against Columbus McKinnon before or after the Acquisition or the Divestiture, or against Kito Crosby, and (10) general competitive, economic, political and market conditions and other factors that may affect future results of Columbus McKinnon and Kito Crosby. These risks also include, but are not limited to, the risk factors that are described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2025 and our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025, as well as in our other filings with the Securities and Exchange Commission, which are available on its website at www.sec.gov. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date they are made. Columbus McKinnon undertakes no duty to update publicly any such forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable law, regulation or other competent legal authority.

Forward Looking Non-GAAP Financial Metrics

This press release presents forward looking statements regarding non-GAAP Adjusted EBITDA margin guidance. The Company is unable to present a quantitative reconciliation for this forward-looking non-GAAP financial measure to their most directly comparable forward-looking GAAP financial measures of net income and net income margin because such information is not available, and management cannot reliably predict the necessary components of such GAAP measure without unreasonable effort or expense due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management’s control and which could be significant. In addition, the Company believes that such reconciliation would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on the Company’s financial results. Forward-looking guidance regarding Adjusted EBITDA margin is made in a manner consistent with the relevant definition and assumptions of the Company as used in earnings releases and other reports filed previously by the Company with the Securities and Exchange Commission. Such non-GAAP financial measure should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measure. The non-GAAP financial measure in this press release may differ from a similarly titled measure used by other companies.

Contacts

Kristine Moser

VP IR and Treasurer

Columbus McKinnon Corporation

704-322-2488

kristy.moser@cmco.com

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